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                       SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549-1004

                             _______________________

                                    FORM 8-K

                             _______________________


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of report (Date of earliest event reported) December 3, 2001

                             _______________________


                             GENESEE & WYOMING INC.
               (Exact Name of Registrant as Specified in Charter)

                             _______________________

            Delaware                              0-20847                                  06-0984624
(State or Other Jurisdiction of           (Commission File Number)                       (IRS Employer
            Incorporation)                                                              Identification No.)


                                             66 Field Point Road                             06830
                                            Greenwich, Connecticut
                                    (Address of Principal Executive Offices)               (Zip Code)


        Registrant's telephone number, including area code (203) 629-3722

                             _______________________

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Item 5.  Other Events

        The purpose of this Form 8-K is to file a press release issued by Genesee & Wyoming Inc. (GWI).

        On December 3, 2001, GWI announced the execution of a merger agreement by and among GWI, its newly created subsidiary, ETR Acquisition Corporation
(ETR), and Emons Transportation Group, Inc. (ETG) pursuant to which ETR will merge with and into ETG. ETG will be the surviving corporation in the merger and will be a wholly owned subsidiary of GWI. Each issued and outstanding share of ETG common stock, par value $0.01 per share, together with the associated common stock purchase rights under ETG's rights agreement will be converted into the right to receive $2.50 in cash pursuant to the merger. The merger is subject to approval by ETG's stockholders, regulatory and other consents, and other customary closing conditions.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

        (a)  Not applicable
        (b)  Not applicable
        (c)  Exhibits.

         99.1  Press Release issued on December 3, 2001.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           GENESEE & WYOMING INC.



                                           By: /s/ THOMAS P. LOFTUS
                                              ----------------------------------
                                           Name:  Thomas P. Loftus
                                           Title: Senior Vice President Finance

Dated:  December 4, 2001



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                                  EXHIBIT INDEX


   Exhibit No.                        Description
   -----------                        -----------

       99.1          Press Release, dated December 3, 2001